*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

ANT76

EXHIBIT 10.1

AMENDMENT #4 TO EMG AUTHORIZED TECHNOLOGY PARTNER AGREEMENT# ANT76
By and between
ELECTRO RENT CORPORATION
And
KEYSIGHT TECHNOLOGIES, INC.
WITH AN EFFECTIVE DATE OF JUNE 1, 2014

EMG Authorized Technology Partner Agreement #ANT76 between Electro Rent Corporation (“Reseller”) and Keysight Technologies, Inc. (“Keysight”) is hereby amended as follows:

1.	The following Conformance Test and Design Verification Products (Revenue Management Units-identified below), are hereby removed from the Agreement effective January 10, 2015.

a.	[***]

b.	[***]

c.	[***]

d.	[***]

e.	[***]

f.	[***]

ALL OTHER TERMS AND CONDITIONS OF AGREEMENT #ANT76
REMAIN UNCHANGED AND ARE IN FULL FORCE AND EFFECT

Effective this 10th day of January, 2015

ELECTRO RENT CORPORATION	KEYSIGHT TECHNOLOGIES, INC.
/s/ Steve Markheim	/s/ David Propp
Authorized Signature	Authorized Signature
Steve Markheim	David Propp
Name	Name
President	Americas Contracts Manager
Title	Title
6060 Supelveda Blvd	9780 S Meridian Blvd
Van Nuys, CA 91411	Englewood, CO 80112
Address	Address

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

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